EXHIBIT 10.12

                               MASTER AGREEMENT

            This Master Agreement ("Master Agreement"), executed as of August 19, 1997, is entered into by and among THE REUBEN H. DONNELLEY CORPORATION, a Delaware corporation ("Donnelley"), THE DUN & BRADSTREET CORPORATION, a Delaware corporation ("D&B"), THE AM-DON PARTNERSHIP, a/k/a DONTECH, a general partnership organized under the Illinois Uniform Partnership Act ("DonTech I"), DONTECH II, a general partnership organized under the Illinois Uniform Partnership Act, AMERITECH PUBLISHING, INC., a Delaware corporation ("API"), AMERITECH PUBLISHING OF ILLINOIS, INC., a Delaware corporation ("API/IL"), AMERITECH CORPORATION, a Delaware corporation ("Ameritech"), DONTECH I PUBLISHING COMPANY LLC, a Delaware limited liability company ("LLC"), and THE APIL PARTNERS PARTNERSHIP, a general partnership organized under the Illinois Uniform Partnership Act ("APIL Partners"), (collectively, the "Parties"; individually, a "Party").


                                   RECITALS

            WHEREAS, DonTech I is a general partnership between API/IL and Donnelley organized under the Illinois Uniform Partnership Act that now publishes and until December 31, 1997 will publish for distribution classified telephone directories in the areas served by Ameritech Illinois and the Northwest Indiana Directories; and

            WHEREAS, API/IL and Donnelley have formed DonTech II, a general partnership organized under the Illinois Uniform Partnership Act, to engage in, among other things, the business of directory advertising sales for the Directories; and

            WHEREAS, APIL Partners and DonTech II have entered into an Exclusive Sales Agency Agreement, and the parties thereto desire the term of such Exclusive Sales Agency Agreement to be perpetual; and

            WHEREAS, DonTech I has formed LLC and contributed to LLC certain rights and assets relating to its activities as the publisher of directories (collectively, the "Publishing Rights Assets") in exchange for all of the membership interest of LLC; and

            WHEREAS, DonTech I has distributed its membership interest in LLC to API/IL and to Donnelley; and

            WHEREAS, APIL Partners and Donnelley have entered into a Revenue Participation Agreement pursuant to which Donnelley has contributed its membership interest in LLC to APIL Partners in exchange for the Revenue Participation Interests in perpetuity; and

            WHEREAS, as a result of the transactions contemplated by this Master Agreement and the separate agreements, assignments and other documents attached hereto, Donnelley and API/IL have amended the Amended and Restated Am-Don Partnership Agreement dated September 20, 1990 (the "DonTech I Partnership Agreement"); and

            WHEREAS, the Parties to this Master Agreement desire to enter into this Master Agreement and the agreements, assignments, and other documents referenced herein because the Parties believe that this Master Agreement and the referenced agreements, assignments, and other documents are for the benefit of the Parties; and

NOW, THEREFORE, in accordance with the foregoing recitals, and in consideration of the mutual covenants and obligations set forth herein and other good and valuable consideration, including the execution of the various agreements, assignments and other documents referenced herein, the receipt and sufficiency of which are hereby acknowledged by each of the Parties to this Master Agreement, the Parties agree as follows:

      1.    Definitions

            (a) For purposes of this Master Agreement, the Parties incorporate by reference the definitions and other defined terms in the DonTech II Partnership Agreement, the Exclusive Sales Agency Agreement between APIL Partners and DonTech II dated
August 19, 1997, and in the Revenue Participation Agreement between APIL Partners and Donnelley dated August 19, 1997.

            (b)   "Directory Assets" means:

                  (i) Accounts Receivable. All accounts receivable relating to the Directories and Street Address Directories.

                  (ii) Information and Records. All books, records, files, databases, plans, specifications, technical information, confidential information, price lists, promotional materials, advertising copy and data, marketing research and information, competitive analysis, customer impact analysis, sales records, service records, customer lists and files (including customer credit, collection, deposit and complaint information) customer profiles, customer telephone number lists, other customer information and all other proprietary information that is used or held for use in, or relates to, in whole or in part, the Directories or Street Address Directories, and all financial records and files;

                  (iii) Intellectual Property. All intellectual property that relates to, in whole or in part, or is used or held for use in, or relates to, in whole or in part, the Directories of Street Address Directories; and

                  (iv) Other Assets. All customer relationships and goodwill; customer contact, service and other telephone numbers; telephone directory advertisements; and other intangible assets that relate to, in whole or in part, the Directories and the Street Address Directories.

            (c) "Directory Business" means the business of APIL Partners of publishing the Directories, the Street Address Directories and products, whether in electronic or print form, that replace in whole or in part the Directories and the Street Address Directories.

            (d)   "Operative Agreements" means the documents identified in
Section 3 of this Agreement and attached as exhibits hereto.

      2.    Representations and Warranties

            2.1 Representations and Warranties of Ameritech, API, API/IL and APIL Partners. Ameritech, API, API/IL, and APIL Partners represent and warrant to Donnelley, D&B, DonTech I, and DonTech II as follows:

            (a)   Due Formation, Incorporation, and Qualification.

                  APIL Partners is an Illinois general partnership, duly formed, validly existing and in good standing under the laws of its state of formation, and has full partnership power and authority necessary to own, operate, lease or otherwise hold its properties and assets and to carry on its business as currently conducted.

                  Each of Ameritech, API, and API/IL is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and is duly qualified to do business in those jurisdictions where the nature of its businesses or the property owned or leased by it requires such qualification, except where failure so to qualify would not have a material adverse effect on its ability to consummate the transactions contemplated herein.

            (b)   Authority

                  APIL Partners has all requisite partnership power and authority to enter into this Agreement and all Operative Agreements to which APIL Partners is a party and to consummate the transactions contemplated hereby or thereby. All partnership acts and other proceedings required to be taken by APIL Partners to authorize the execution, delivery and performance of this Agreement and the Operative Agreements to which APIL Partners is a party and the consummation of the transactions contemplated hereby or thereby have been duly and properly taken. This Agreement and the Operative Agreements to which APIL Partners is a party have been duly executed and delivered by APIL Partners and constitute valid and binding obligations of APIL Partners, enforceable against APIL Partners in accordance with their respective terms.

                  Each of Ameritech, API, and API/IL has all requisite corporate power and authority to enter into this Agreement and the Operative Agreements to which it is a party and to consummate the transactions contemplated hereby or thereby. All corporate acts and other proceedings required to be taken by each of Ameritech, API, or API/IL to authorize the execution, delivery and performance of this Agreement and the Operative Agreements to which it is a party and the consummation of the transactions contemplated hereby or thereby have been duly and properly taken. This Agreement and the Operative Agreements to which any of Ameritech, API, or API/IL is a Party have been duly executed and delivered by each of Ameritech, API, or API/IL and constitute valid and binding obligations of such Party, enforceable against it in accordance with their respective terms.

            (c)   No Conflicts.

                  The execution and delivery of this Agreement and the Operative Agreements do not, and the consummation of the transactions contemplated hereby or thereby and compliance with the terms hereof will not
(i) conflict with, or result in any violation of, (A) any provision of the organizational documents of Ameritech, API, API/IL, or APIL Partners, or (B) any judgment, order or decree, or statute, law, ordinance, rule or regulation applicable to Ameritech, API, API/IL, or APIL Partners or their assets, or (ii) violate or conflict with or result in a breach under, or require any consent or approval to be obtained from any party to, any contract to which Ameritech, API, API/IL, or APIL Partners is subject or is bound. Subject to the requirements of the Hart-Scott-Rodino Antitrust Improvement Act of 1976 and the rules and regulations promulgated thereunder (the "HSR Act"), no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency, commission or other governmental authority or instrumentality, domestic or foreign, is required to be obtained or made by or with respect to Ameritech, API, API/IL, or APIL Partners in connection with the execution and delivery of this Agreement or the Operative Agreements or the consummation by Ameritech, API, API/IL, or APIL Partners of the transactions contemplated hereby or thereby.

            2.2 Representations and Warranties of D&B and Donnelley. D&B and Donnelley hereby represent and warrant to Ameritech, API, API/IL, LLC, APIL Partners, DonTech I and DonTech II as follows:

            (a)   Due Formation, Incorporation and Qualification.

                  Each of D&B and Donnelley is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and is qualified to do business in those jurisdictions where the nature of its businesses or the property owned or leased by it requires such qualification, except where failure so to qualify would not have a material adverse effect on its ability to consummate the transactions contemplated herein.

            (b)   Authority.

                  Each of D&B and Donnelley has all requisite corporate power and authority to enter into this Agreement and the Operative Agreements to which it is a party and to consummate the transactions contemplated hereby or thereby. All corporate acts and other proceedings required to be taken by each of D&B and Donnelley to authorize the execution, delivery and performance of this Agreement and the Operative Agreements to which it is a party and the consummation of the transactions contemplated hereby or thereby have been duly and properly taken. This Agreement and the Operative Agreements to which either of D&B and Donnelley is a Party have been duly executed and delivered by each of D&B and Donnelley and constitute valid and binding obligations of such Party, enforceable against it in accordance with their respective terms.

            (c)   No Conflicts.

                  The execution and delivery of this Agreement and the Operative Agreements do not, and the consummation of the transactions contemplated hereby and thereby and in compliance with the terms hereof and thereof will not (i) conflict with, or result in any violation of, (A) any provision of the organizational documents of D&B or Donnelley or (B) any judgment, order or decree, or statute, law, ordinance, rule or regulation applicable to D&B or Donnelley or their assets, or (ii) violate or conflict with or result in a breach under, or require any consent or approval to be obtained from any party to, any contract to which D&B or Donnelley is subject or is bound. Subject to the requirements of the HSR Act, no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency, commission or other governmental authority or instrumentality, domestic or foreign, is required to be obtained or made by or with respect to D&B or Donnelley in connection with the execution and delivery of this Agreement or the Operative Agreements or the consummation by D&B or Donnelley of the transactions contemplated hereby or thereby.

            2.3 Representations and Warranties of DonTech I and DonTech II. DonTech I and DonTech II represent and warrant to Ameritech, API, API/IL, LLC, APIL Partners, D&B and Donnelley as follows:

            (a)   Due Formation, Incorporation, and Qualification.

                  Each of DonTech I and DonTech II is an Illinois general partnership, duly formed, validly existing and in good standing under the laws of its state of formation, and has full partnership power and authority necessary to own, operate, lease or otherwise hold its properties and assets and to carry on its business as currently conducted.

            (b)   Authority

                  Each of DonTech I and DonTech II has all requisite partnership power and authority to enter into this Agreement and all Operative Agreements to which it is a party and to consummate the transactions contemplated hereby or thereby. All partnership acts and other proceedings required to be taken by each of DonTech I and DonTech II to authorize the execution, delivery and performance of this Agreement and the Operative Agreements to which each of DonTech I and DonTech II is a party and the consummation of the transactions contemplated hereby or thereby have been duly and properly taken. This Agreement and the Operative Agreements to which each of DonTech I and DonTech II is a party have been duly executed and delivered by such Party and constitute valid and binding obligations of such Party, enforceable against it in accordance with their terms.

            (c)   No Conflicts.

                  The execution and delivery of this Agreement and the Operative Agreements do not, and the consummation of the transactions contemplated hereby or thereby and in compliance with the terms hereof will not (i) conflict with, or result in any violation of, (A) any provision of the organizational documents of DonTech I or DonTech II, or (B) any judgment, order or decree, or statute, law, ordinance, rule or regulation applicable to DonTech I or DonTech II or their assets, or (ii) violate or conflict with or result in a breach under, or require any consent or approval to be obtained from any party to, any contract to which DonTech I or DonTech II is subject or is bound. Subject to the requirements of the HSR Act, no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency, commission or other governmental authority or instrumentality, domestic or foreign, is required to be obtained or made by or with respect to DonTech I or DonTech II in connection with the execution and delivery of this Agreement or the Operative Agreements or the consummation by DonTech I or DonTech II of the transactions contemplated hereby or thereby.

            2.4 Representations and Warranties of LLC. LLC warrants to Ameritech, API, API/IL, APIL Partners, Donnelley, D&B, DonTech I, and DonTech II as follows:

            (a)   Due Formation, Incorporation, and Qualification.

                  LLC is a Delaware limited liability company, duly formed, validly existing and in good standing under the laws of its state of formation, and has full limited liability company power and authority necessary to own, operate, lease or otherwise hold its properties and assets and to carry on its business as currently conducted.

            (b)   Authority

                  LLC has all requisite limited liability company power and authority to enter into this Agreement and all Operative Agreements to which LLC is a party and to consummate the transactions contemplated hereby or thereby. All limited liability company acts and other proceedings required to be taken by LLC to authorize the execution, delivery and performance of this Agreement and the Operative Agreements to which LLC is a party and the consummation of the transactions contemplated hereby or thereby have been duly and properly taken. This Agreement and the Operative Agreements to which LLC is a party have been duly executed and delivered by LLC and constitute valid and binding obligations of LLC, enforceable against LLC in accordance with their terms.

            (c)   No Conflicts.

                  The execution and delivery of this Agreement and the Operative Agreements do not, and the consummation of the transactions contemplated hereby or thereby and in compliance with the terms hereof will not (i) conflict with, or result in any violation of, (A) any provision of the organizational documents of LLC, or (B) any judgment, order or decree, or statute, law, ordinance, rule or regulation applicable to LLC or its assets, or (ii) violate or conflict with or result in a breach under, or require any consent or approval to be obtained from any party to, any contract to which LLC is subject or is bound. Subject to the requirements of the HSR Act, no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required to be obtained or made by or with respect to LLC in connection with the execution and delivery of this Agreement or the Operative Agreements or the consummation by LLC of the transactions contemplated hereby or thereby.

      3.    Operative Agreements

      Simultaneously with the execution and delivery of this Agreement, the applicable Parties shall deliver or cause to be delivered, the following:

            (a) the DonTech II Partnership Agreement in the form of Exhibit A executed and delivered by the Parties thereto;

            (b) the Exclusive Sales Agency Agreement in the form of Exhibit B executed and delivered by the Parties thereto;

            (c)   evidence of the formation and organization of LLC by DonTech
I;

            (d) evidence of the contribution by DonTech I of its right, title and interest in and to the Publishing Rights Assets to LLC;

            (e)   evidence of the formation and organization of APIL Partners;

            (f) evidence of the distribution by DonTech I of its membership interests in LLC to API/IL and to Donnelley;

            (g) the Revenue Participation Agreement in the form of Exhibit C duly executed and delivered by the Parties thereto.

All proceedings that shall be taken and all documents that shall be executed and delivered by the Parties on the date hereof shall be deemed to have been taken and executed simultaneously, and no proceeding shall be deemed taken nor any document executed and delivered until all have been taken, executed and delivered.


      4.    HSR Matters

            (a) Each of the Parties hereto agrees to prepare its respective Notification and Report Forms under the HSR Act (the "Forms") with respect to the transactions contemplated by this Agreement and the Operative Agreements, to cooperate with the other Parties in the preparation of such Parties' Forms and to file such Forms as promptly as possible after the date hereof and in any event not later than five business days following the date hereof. The Parties further agree to respond as promptly as practicable to any request for additional information made pursuant to the HSR Act.

            (b) The consummation of the transactions contemplated by this Agreement and the Operative Agreements is subject to the expiration of the applicable waiting period under the HSR Act, including any extension thereof. In the event that the expiration of such waiting period does not occur within 90 days following the date hereof, any Party shall have the right to terminate this Agreement and the Operative Agreements without any further liability or obligations to the other Parties hereof.

      5.    Grant of Exclusive Status

            (a) During the term of the Exclusive Sales Agency Agreement, Ameritech, on behalf of itself and its Affiliates, grants to DonTech II the exclusive right in perpetuity pursuant to the terms of the Exclusive Sales Agency Agreement, as it may be amended: (a) to solicit and sell local advertising for directories published on or after January 1, 1998 identified on Schedules 1 and 2 attached to the Exclusive Sales Agency Agreement and any other alphabetical or classified print directories published on or after January 1, 1998 by Ameritech or its Affiliates for primary distribution either
(i) in whole or in part in Illinois or (ii) in the geographical area where the Northwest Indiana Directories are published for primary distribution on the effective date of the Exclusive Sales Agency Agreement; and (b) to sell or lease street address directories published on or after January 1, 1998 identified on Schedule 3 attached to the Exclusive Sales Agency Agreement and any other street address directories of Ameritech or its Affiliates published on or after January 1, 1998 covering in whole or in part the geographic area covered by the Street Address Directories identified in Schedule 3 attached to the Exclusive Sales Agency Agreement. Upon termination of the Exclusive Sales Agency Agreement, the obligations of Ameritech and its Affiliates under this
Section 5(a) are of no further force and effect.

            (b) If, during the term of the Exclusive Sales Agency Agreement, Ameritech or an Affiliate of Ameritech, other than APIL Partners, publishes on or after January 1, 1998 any of the directories identified on Schedule 1 and 2 attached to the Exclusive Sales Agency Agreement or any other alphabetical or classified print directories published on or after January 1, 1998 for primary distribution (i) in whole or in part in Illinois or (ii) in the geographical area where the Northwest Indiana Directories are published for primary distribution on the effective date of the Sales Agency Agreement or publishes on or after January 1, 1998 the street address directories identified in
Schedule 3 attached to the Exclusive Sales Agency Agreement or any other street address directories published on or after January 1, 1998 covering in whole or in part the geographic area covered by the street address directories identified on Schedule 3 attached to the Exclusive Sales Agency Agreement, upon either event, Ameritech or its Affiliate publishing such directories or street address directories shall assume the obligations of APIL Partners with respect to such directories or street address directories under the Exclusive Sales Agency Agreement, as it may be amended, with DonTech II.

            (c) During the term of the Revenue Participation Agreement, Ameritech, on behalf of itself and its Affiliates, grants to Donnelley the Revenue Participation Interests in perpetuity pursuant to the terms of the Revenue Participation Agreement, as it may be amended. Upon the termination of the Revenue Participation Agreement, the obligations of Ameritech and its Affiliates under this Section 5(c) are of no further force and effect.

            (d) If, during the term of the Exclusive Sales Agency Agreement, Ameritech or an Affiliate of Ameritech, other than APIL Partners, publishes on or after January 1, 1998 any of the directories identified on Schedule 1 and 2 attached to the Exclusive Sales Agency Agreement or any other alphabetical or classified print directories published on or after January 1, 1998 for primary distribution (i) in whole or in part in Illinois or (ii) in the geographical area where the Northwest Indiana Directories are published for primary distribution on the effective date of the Sales Agency Agreement or publishes on or after January 1, 1998 the street address directories identified in
Schedule 3 attached to the Exclusive Sales Agency Agreement or any other street address directories published on or after January 1, 1998 covering in whole or in part the geographic area covered by the street address directories identified on Schedule 3 attached to the Exclusive Sales Agency Agreement, upon either event, Ameritech or its Affiliate publishing such directories or street address directories shall assume the obligations of APIL Partners with respect to such directories or street address directories under the Revenue Participation Agreement, as it may be amended, with Donnelley.

      6.    Non-Compete

            (a) During the term of the Exclusive Sales Agency Agreement, neither D&B nor its Affiliates will undertake to solicit, sell, market or publish an alphabetical or classified print directory or directories, other than the Directories, for primary distribution in any area where the Directories are primarily distributed or where the directories on Schedule 5 attached to the Exclusive Sales Agency Agreement are primarily distributed on the effective date of the Exclusive Sales Agency Agreement.

            (b) During the term of the Exclusive Sales Agency Agreement, neither D&B nor its Affiliates will undertake to solicit, market, sell, publish, or lease a street address directory or directories, other than the Street Address Directories, covering in whole or in part the geographic areas covered by the Street Address Directories.

            (c) Upon the earlier of (i) the termination of the Exclusive Sales Agency Agreement or (ii) Donnelley ceasing to be an Affiliate of D&B, this non-compete provision shall be considered terminated and of no further force and effect.

            (d) Notwithstanding Section 6(c)(ii) above, in the event that Donnelley ceases to be an Affiliate of D&B, the non-compete provisions in Sections 6(a) and 6(b) shall remain binding upon Donnelley and its Affiliates.

      7.    Good Faith of Ameritech and its Affiliates

            (a) APIL Partners and Ameritech on behalf of themselves and their respective Affiliates shall take no action with respect to marketing (which includes without limitation pricing, scoping, design, branding, and scheduling), manufacturing, and distributing the Directories, the Street Address Directories, and any products, whether in electronic or print form, that replace in whole or in part the Directories or the Street Address Directories (collectively "Publishing Activities") that favors the interests of Ameritech and its Affiliates over the interests of the Directory Business. APIL Partners and Ameritech, on behalf of themselves and their respective Affiliates, acknowledge that damages are not an adequate remedy for the breach of the fiduciary duties in this Section 7 and that Donnelley and DonTech II are entitled to equitable relief to enforce their respective rights under this Section. Unless specifically prohibited in the DonTech II Partnership Agreement, the Exclusive Sales Agency Agreement, or the Revenue Participation Agreement, nothing in this Section is meant to prohibit Ameritech or any of its Affiliates from selling its assets to non-Affiliates or to prohibit the merger, sale or consolidation of Ameritech or its Affiliates, subject to Donnelley's rights under Section 9 hereof.

            (b) APIL Partners and Ameritech, on behalf of themselves and their respective Affiliates, hereby covenant and agree that during the term of the Revenue Participation Agreement executed and delivered in accordance with
Section 3 hereof, they will maintain LLC as a separate entity and will not cause LLC to (i) merge or consolidate with any other entity, unless LLC is the surviving entity of such merger or consolidation or (ii) dissolve, liquidate or wind-up LLC.

      8.    Payment Warranties

            (a) Ameritech warrants that APIL Partners, any successor in interest to APIL Partners under the Revenue Participation Agreement, or any Affiliate of Ameritech that assumes the obligations in the Revenue Participation Agreement, as it may be amended, will pay Donnelley or its assignee (such assignment being in Donnelley's sole discretion) the Revenue Participation Interests and Ameritech assumes such payment obligations if and to the extent that APIL Partners, any successor in interest to APIL Partners, or any Affiliate of Ameritech that assumes the obligations in the Revenue Participation Agreement, as it may be amended, fails to pay the Revenue Participation Interests as required by the Revenue Participation Agreement to Donnelley or its assignee. It is further agreed that Donnelley, in its sole discretion, may assign its rights under this Section 8(a) and that such assignee may bring an action directly against APIL Partners, Ameritech, or any of their respective Affiliates that breaches the obligations in this Section 8(a).

            (b) Ameritech further warrants that APIL Partners, any successor in interest to APIL Partners under the Exclusive Sales Agency Agreement, or any Affiliate of Ameritech that assumes the obligations in the Exclusive Sales Agency Agreement, as it may be amended, will pay DonTech II its commissions for sale of advertising in the Directories and sale or lease of Street Address Directories as provided in the Exclusive Sales Agency Agreement and Ameritech assumes such payment obligations if and to the extent that APIL Partners, any successor in interest to APIL Partners, or any Affiliate of Ameritech that assumes the obligations in the Exclusive Sales Agency Agreement, as it may be amended, fails to pay the commissions as required by the Exclusive Sales Agency Agreement.

      9.    Asset Disposition

            (a) In the event that APIL Partners, Ameritech or any of their respective Affiliates discontinues publication of any of the Directories or Street Address Directories as a result of any sale, exchange, lease, transfer or other disposition of any of the Directories, Street Address Directories or Directory Assets, other than to an Affiliate of APIL Partners or Ameritech, (such event, an "Asset Disposition"), then APIL Partners and Ameritech, on behalf of themselves and their respective Affiliates, will cause to be paid to Donnelley an amount equal to fifty percent (50%) of the proceeds received by APIL Partners, Ameritech or any of their respective Affiliates (the "Ameritech Disposition Party") in connection with such Asset Disposition. The Ameritech Disposition Party causing such Asset Disposition, as defined in this Section 9(a), shall notify Donnelley of the Asset Disposition upon the execution of documents causing such Asset Disposition and provide a copy of such documents to Donnelley within five (5) days of their execution and make such payment to Donnelley within ten (10) days of the closing on such Asset Disposition.

            (b) In the event that an Asset Disposition also involves the sale of other assets, then APIL Partners and Ameritech, on behalf of themselves and their respective Affiliates, will cause to be paid to Donnelley an amount equal to fifty percent (50%) of the fair market value of the Directories, Street Address Directories, and Directory Assets included in such Asset Disposition, as determined pursuant to Sections 9(d) and (e).

            (c) In the event that APIL Partners, Ameritech or any of their respective Affiliates enters into an agreement with a third party pursuant to which APIL Partners, Ameritech or any of their respective Affiliates agrees to cease publication of one or more Directories or Street Address Directories for a period of 24 months or more, then such agreement shall be deemed to be an "Asset Disposition" of such Directories, Street Address Directories, and the Directory Assets associated therewith and upon cessation of publication thereof, APIL Partners and Ameritech, on behalf of themselves and their respective Affiliates, will cause to be paid to Donnelley an amount equal to fifty percent (50%) of the fair market value of such Directories, Street Address Directories, and the Directory Assets associated therewith, as determined pursuant to Sections 9(d) and (e).

            (d) (i) In the event that an Asset Disposition as defined in Sections 9(b) or (c) occurs, the Ameritech Disposition Party shall notify Donnelley of the Asset Disposition upon the execution of documents causing such Asset Disposition and provide a copy of such documents to Donnelley within five (5) days of their execution. At the same time such documents are sent to Donnelley, the Ameritech Disposition Party shall describe the assets subject to the Asset Disposition with reasonable particularity and state the fair market value of the assets subject to the Asset Disposition (the "FMV Notice").

                  (ii) Following Donnelley's receipt of such documents and the FMV Notice, Donnelley and the Ameritech Disposition Party shall attempt to agree upon the fair market value in connection with such Asset Disposition.
If no agreement is reached on the fair market value within 20 days of Donnelley's receipt of the FMV Notice, Donnelley may have the fair market value (as determined pursuant to Section 9(e)) of the assets subject to the Asset Disposition determined by delivering a Notice to cause such determination (the "Determination Notice") to the Ameritech Asset Disposition Party within twenty-five (25) days of Donnelley's receipt of the FMV Notice. If no Determination Notice is received by the Ameritech Asset Disposition Party within such time period, the Ameritech Disposition Party shall pay to Donnelley an amount equal to fifty percent (50%) of the fair market value of the assets subject to the Asset Disposition, as stated in the FMV Notice, within thirty days (30) days of Donnelley's receipt of the FMV Notice.

                  (iii) Delivery of the Determination Notice will obligate the Ameritech Disposition Party to pay Donnelley the amount equal to the higher of either (a) an amount equal to fifty percent (50%) of the fair market value of the assets subject to the Asset Disposition as stated in the FMV Notice or (b) an amount equal to fifty percent (50%) of the fair market value of such assets subject to the Asset Disposition as determined pursuant to Section 9(e).

                  (iv) If the fair market value of the assets subject to the Asset Disposition, as determined pursuant to Section 9(e), is higher than the fair market value stated in the FMV Notice, the Ameritech Asset Disposition Party shall be responsible for 100% of the fees of the investment banker referred to in Section 9(e). If the fair market value of the assets subject to the Asset Disposition, as determined pursuant to Section 9(e), is lower than the fair market value stated in the FMV Notice, Donnelley shall be responsible for 100% of the fees of the investment banker referred to in
Section 9(e).

            (e) (i) Fair market value shall be determined by a nationally recognized investment banker selected by mutual agreement of Donnelley and the Ameritech Disposition Party within 10 days (the "Mutual Selection Period") of the Determination Notice. In the event that an investment banker is not selected by the Ameritech Disposition Party and Donnelley within the Mutual Selection Period, then the Ameritech Disposition Party and Donnelley shall each select an investment banker from the list of three investment bankers (or their successors) attached hereto as Exhibit D. The Ameritech Disposition Party and Donnelley shall simultaneously deliver to the other party its selection of an investment banker on the fifth day after the termination of the Mutual Selection Period. If both the Ameritech Disposition Party and Donnelley select the same investment banker, the investment banker so selected shall serve as the investment banker for the purpose of determining fair market value. If Donnelley and the Ameritech Disposition Party select a different investment banker, then the investment banker listed on Exhibit D, which neither selected, shall serve as the investment banker to determine fair market value.

                  (ii) The selected investment banker shall value the Assets subject to the Asset Disposition at their fair private market value by valuing such assets in the context of an auction process taking into account such other factors as the investment banker deems relevant to such analysis. The valuation shall be completed within sixty (60) days of the selection of the investment banker and promptly communicated in writing to the Ameritech Disposition Party and Donnelley. The fair market value so determined shall be final and binding on the Ameritech Disposition Party and Donnelley. Within 10 days of the delivery of the investment banker's valuation, the Ameritech Disposition Party shall pay Donnelley the amount equal to the higher of (a) an amount equal to fifty percent (50%) of the fair market value of the assets subject to the Asset Disposition as stated in the FMV Notice or (b) an amount equal to fifty percent (50%) of the fair market value of the assets subject to the Asset Disposition as determined under Section 9(e).

            (f) In the event that APIL Partners, Ameritech or any of its respective Affiliates enters into an agreement with a third party pursuant to which APIL Partners, Ameritech or one of their respective Affiliates agrees to cease publication of one or more Directories or Street Address Directories for a period less than 24 months (such period, the "Non-Compete Period"), then, during the Non-Compete Period, APIL Partners and Ameritech, on behalf of themselves and their respective Affiliates, will add to the Monthly Advertiser Contract Amount and Monthly Street Address Directory Contract Amount an amount equal to the average Monthly Advertiser Contract Amount and Monthly Street Address Directory Contract Amount with respect to such Directories or Street Address Directories over the 12 month period immediately prior to the commencement of the Non-Compete Period.

            (g) Notwithstanding anything herein contained to the contrary, it is expressly agreed that the provisions of Section 9 shall not apply to Directories (or the Directory Assets associated therewith) published on or after January 1, 1998 by APIL Partners, Ameritech or any of their respective Affiliates for primary distribution in areas where the Directories are not published for primary distribution on this Agreement's effective date or Street Address Directories (or the Directory Assets associated therewith) published on or after January 1, 1998 by APIL Partners, Ameritech or any of their respective Affiliates in geographic areas not covered by the Street Address Directories on this Agreement's effective date.

      10. DonTech II's Rights with Respect to Internet and Replacement Products Advertising

            (a) APIL Partners and Ameritech, on behalf of themselves and their respective Affiliates, hereby grant to DonTech II in perpetuity the right, subject to DonTech II's acceptance or rejection as provided in Section 10(b): (a) to be the exclusive sales agency to solicit and sell local internet yellow pages advertising in Illinois and in the geographic area where the Directories listed in Schedule 2 attached to the Exclusive Sales Agency Agreement are primarily distributed and (b) to be the exclusive sales agency
(i) to solicit and sell local advertising for any products, whether in electronic or print form, that replace in whole or in part the Directories and
(ii) to sell or lease any products, whether in electronic or print form, that replace in whole or in part the Street Address Directories. For purposes of this Section 10(a), to solicit and sell "local" advertising means to solicit and sell to Persons residing exclusively in Illinois or residing exclusively in the geographic area where the Directories on Schedule 2 attached to the Exclusive Sales Agency Agreement are primarily distributed.

            (b) When an opportunity accrues for DonTech II under Section 10(a), APIL Partners, Ameritech or the Ameritech Affiliate offering the opportunity to DonTech II must make a presentation which includes the exact nature of the business opportunity, the forecasted revenues for the next twelve (12) months as best as can be determined, the geographic area in which the business is to be performed, the manner, if any, in which the business would affect or compete with the Directories and the Street Address Directories, and such other information as would assist DonTech II in making an informed judgment of whether it should engage in such business. Within thirty (30) days from such presentation, DonTech II must either: (i) accept the opportunity; (ii) reasonably request additional information regarding the business opportunity in which case the additional information is to be provided within thirty (30) days from receipt of the request, after which time DonTech II has an additional thirty (30) days to accept or reject the business opportunity; or (iii) reject the business opportunity. For purposes of this
Section 10, Ameritech and API/IL represent and warrant that the vote cast by APIL/IL's Voting Director as a member of the DonTech II Board of Directors will be the same vote as cast by Donnelley's Voting Director on the DonTech II Board of Directors concerning whether to (i) accept the opportunity;
(ii) reasonably request additional information regarding the opportunity; or
(iii) reject the opportunity.

      11.   Entire Agreement

      This Agreement and the Operative Agreements constitute the entire agreement and understanding among the Parties concerning the subject matter of this Agreement and the Operative Agreements and supersede all prior negotiations and proposed agreements or understandings.

      12.   Governing Law

      This Agreement shall be deemed to have been executed and delivered within the State of Illinois, and shall in all respects be interpreted, enforced and governed by the laws of the State of Illinois, irrespective of choice of law principles to the contrary.

      13.   Counterparts

      This Agreement may be executed in one or more counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts shall constitute but one agreement.

      14.   Waiver

      Any of the terms and conditions of this Agreement may be waived at any time and from time to time in writing by the Party entitled to the benefit thereof without affecting any other terms and conditions of this Agreement. The waiver by either Party of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach. Any waiver must be made in writing and may not be inferred from a failure to assert any right that could have been asserted.

      15.   Validity

      The invalidity or unenforceability of any term or provision of this Agreement does not affect the validity or enforceability of any of the remaining terms or provisions of this Agreement unless the provision found to be invalid is essential to the primary purposes of this Agreement.

      16.   Confidentiality

      Except to the extent compelled by court order or as may be otherwise required by applicable law, the Parties shall keep the terms, conditions and other material provisions of this Agreement confidential.

      17.   Successors and Assigns

      This Agreement is binding upon and will inure to the benefit of the successors and assigns of the Parties. Except as may be permitted herein, no Party may assign its rights and obligations under this Agreement without all other Parties' consent, which may be granted in the sole discretion of each Party.

      18.  Amendments

      No amendment to this Agreement shall be effective unless it is in writing and signed by each of the Parties hereto. No waiver of any term or condition hereunder shall be effective unless it is in writing and signed by the Party against whom such waiver is to be enforced.

      19.   Notices

      The Parties shall send all notices or consents that are required or permitted under this Agreement as follows (unless such addresses are modified by any of the Parties). Notices, consents, or communications shall have been deemed duly given if delivered in person, by facsimile or mailed by certified or registered mail, return receipt requested and postage prepaid, as follows:

            If to Ameritech, to:

            Chief Executive Officer
            Ameritech Corporation
            30 South Wacker Drive
            Chicago, Illinois  60606
            FAX   (312) 207-0892

            with a copy to:

            General Counsel
            Ameritech Corporation
            30 South Wacker Drive
            Chicago, Illinois  60606
            FAX   (312) 207-1540

            If to API, API/IL, APIL Partners or LLC, to:

            President
            Ameritech Publishing, Inc.
            100 E. Big Beaver
            Troy, Michigan  48083
            FAX   (248) 534-7227

            with a copy to:

            General Counsel
            Ameritech Publishing, Inc.
            100 E. Big Beaver
            Troy, Michigan  48083
            FAX   (248) 534-7227

            If to D&B, to:

            Chief Executive Officer
            The Dun & Bradstreet Corporation
            One Diamond Hill Road
            Murray Hill, New Jersey  07974-1218
            FAX   (908) 665-5827

            with a copy to:

            General Counsel
            The Dun & Bradstreet Corporation
            One Diamond Hill Road
            Murray Hill, New Jersey  07974-1218
            FAX   (908) 665-5827

            If to Donnelley, to:

            Chief Executive Officer
            The Reuben H. Donnelley Corporation
            One Manhattanville Road
            Purchase, New York  10577
            FAX   (914) 933-6899

            General Counsel
            The Reuben H. Donnelley Corporation
            One Manhattanville Road
            Purchase, New York  10577
            FAX   (914) 933-6844

            If to DonTech I or DonTech II, to:

            Chief Executive Officer
            DonTech II
            Boulevard Towers South
            205 North Michigan Avenue
            Chicago, Illinois  60601-5968
            FAX   (312) 240-2012

            with copies to:

            General Counsel
            The Reuben H. Donnelley Corporation
            One Manhattanville Road
            Purchase, New York  10577
            FAX   (914) 933-6844

            General Counsel
            Ameritech Publishing of Illinois, Inc.
            100 E. Big Beaver
            Troy, Michigan  48083
            FAX   (248) 534-7227

      20.   Interpretation

            (a) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            (b) No provision of this Agreement shall be interpreted in favor of, or against, any of the parties hereto by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof.

            (c) All references to "$" or dollar amounts shall be to lawful currency of the United States of America.

            IN WITNESS WHEREOF, the Parties have executed this Master Agreement as of the date first indicated above.


The Reuben H. Donnelley Corporation

By: __________________________________      Date:_____________________________
        Frank R. Noonan

Title: President and Chief Executive
       Officer



The Dun & Bradstreet Corporation

By:__________________________________       Date:_____________________________


Title:_______________________________



The AM/DON Partnership, a/k/a DonTech (DonTech I)

Ameritech Publishing of                     The Reuben H. Donnelley
Illinois, Inc.                              Corporation

By:__________________________________       By:_______________________________
        Peter J. McDonald                            Frank R. Noonan

Title:  President                           Title:   President and Chief
                                                    Executive Officer

Date:________________________________       Date:_____________________________



DonTech II

Ameritech Publishing of                     The Reuben H. Donnelley
Illinois, Inc.                              Corporation

By:__________________________________       By:_______________________________
    Peter J. McDonald                            Frank R. Noonan

Title:  President                           Title: President and Chief
                                                   Executive Officer

Date:________________________________       Date:_____________________________


Ameritech Publishing, Inc.


By:_________________________________        Date:_____________________________
     Peter J. McDonald

Title:  President



Ameritech Publishing of Illinois, Inc.


By:__________________________________       Date:_____________________________
     Peter J. McDonald

Title:  President



Ameritech Corporation


By:__________________________________       Date:_____________________________
     Thomas E. Richards

Title:  Executive Vice President



DonTech I Publishing Company, LLC


By:__________________________________       Date:_____________________________
     Bruce Disbrow

Title:  President



The APIL Partners Partnership

Ameritech Publishing, Inc.                  Ameritech Publishing of Illinois,
Inc.


By:__________________________________       Date:_____________________________
      Peter J. McDonald                           Peter J. McDonald

Title:  President                           Title:  President

Date:________________________________       Date:_____________________________